                                  EXHIBIT 3.2

                                     BYLAWS

                         DECATUR FIRST BANK GROUP, INC.

                                    BYLAWS

                         DECATUR FIRST BANK GROUP, INC.

                                     INDEX
                                     -----

                                                                           PAGE
                                                                           ----
ARTICLE ONE          OFFICES..............................................     1

ARTICLE TWO          SHAREHOLDERS' MEETINGS...............................     1
                2.1  Annual Meeting.......................................     1
                2.2  Special Meetings.....................................     1
                2.3  Place................................................     1
                2.4  Notice...............................................     1
                2.5  Quorum...............................................     1
                2.6  Proxies; Required Vote...............................     2
                2.7  Presiding Officer and Secretary......................     2
                2.8  Shareholder List.....................................     2
                2.9  Conduct of Meetings..................................     2

ARTICLE THREE        DIRECTORS............................................     3
                3.1  Management...........................................     3
                3.2  Number of Directors..................................     3
                3.3  Vacancies............................................     3
                3.4  Election of Directors................................     4
                3.5  Nominations of Directors.............................     4
                3.6  Removal..............................................     4
                3.7  Resignation..........................................     5
                3.8  Compensation.........................................     5
                3.9  Honorary and Advisory Directors......................     5

ARTICLE FOUR         COMMITTEES...........................................     5
                4.1  Executive Committee..................................     5
                4.2  Other Committees.....................................     7
                4.3  Removal..............................................     7

ARTICLE FIVE         MEETINGS OF THE BOARD OF DIRECTORS...................     7
                5.1  Time and Place.......................................     7
                5.2  Regular Meetings.....................................     7
                5.3  Special Meetings.....................................     7
                5.4  Content and Waiver of Notice.........................     7
                5.5  Quorum; Participation by Telephone...................     7
                5.6  Action in Lieu of Meeting............................     8
                5.7  Interested Directors and Officers....................     8

ARTICLE SIX          OFFICERS, AGENTS AND EMPLOYEES.......................     8
                6.1  General Provisions...................................     8



                6.2  Powers and Duties of the Chairman of the Board of
                     Directors and the President.................................    9
                6.3  Powers and Duties of Vice Presidents........................    9
                6.4  Powers and Duties of the Secretary..........................   10
                6.5  Powers and Duties of the Treasurer..........................   10
                6.6  Appointment, Powers and Duties of Assistant Secretaries.....   10
                6.7  Appointment, Powers and Duties of Assistant Treasurers......   10
                6.8  Delegation of Duties........................................   11

      ARTICLE SEVEN  CAPITAL STOCK...............................................   11
                7.1  Certificates................................................   11
                7.2  Shareholder List............................................   12
                7.3  Transfer of Shares..........................................   12
                7.4  Record Dates................................................   12
                7.5  Registered Owner............................................   12
                7.6  Transfer Agent and Registrars...............................   12
                7.7  Lost Certificates...........................................   12
                7.8  Fractional Shares or Scrip..................................   13

      ARTICLE EIGHT  BOOKS AND RECORDS; SEAL; ANNUAL STATEMENTS..................   13
                8.1  Inspection of Books and Records.............................   13
                8.2  Seal........................................................   14
                8.3  Annual Statements...........................................   14

       ARTICLE NINE  INDEMNIFICATION.............................................   14
                9.1  Definitions.................................................   14
                9.2  Authority to Indemnify......................................   15
                9.3  Mandatory Indemnification...................................   15
                9.4  Advance for Expenses........................................   16
                9.5  Court-Ordered Indemnification and Advances for Expenses.....   16
                9.6  Determination of Indemnification............................   16
                9.7  Authorization of Indemnification............................   17
                9.8  Shareholder Approved Indemnification........................   17
                9.9  Indemnification of Officers, Employees, and Agents..........   18
               9.12  Continuation of Expenses....................................   18

        ARTICLE TEN  NOTICES: WAIVERS OF NOTICE..................................   18
               10.1  Notices.....................................................   18
               10.2  Waivers of Notice...........................................   18

     ARTICLE ELEVEN  EMERGENCY POWERS............................................   19
               11.1  Bylaws......................................................   19
               11.2  Lines of Succession.........................................   19
               11.3  Head Office.................................................   19

               11.4  Period of Effectiveness..............................    19
               11.5  Notices..............................................    19
               11.6  Officers as Directors Pro Tempore....................    19
               11.7  Liability of Officers, Directors and Agents..........    19

      ARTICLE TWELVE CHECKS, NOTES, DRAFTS, ETC...........................    20

      ARTICLE THIRTEEN    AMENDMENTS......................................    20

                                     BYLAWS
                                       OF
                         DECATUR FIRST BANK GROUP, INC.



                                  ARTICLE ONE
                                    OFFICES


     The corporation shall at all times maintain its principal office in Decatur, Georgia, its registered office in the State of Georgia and its registered agent at that address, but it may have other offices located within or outside the State of Georgia as the Board of Directors may determine.


                                  ARTICLE TWO
                             SHAREHOLDERS' MEETINGS

     2.1  Annual Meeting.  A meeting of shareholders of the corporation shall be
          --------------
held annually, within six (6) months after the end of each fiscal year of the corporation. The annual meeting shall be held at such time and place and on such date as the Board of Directors shall determine from time to time and as shall be specified in the notice of the meeting.

     2.2  Special Meetings.  Special meetings of the shareholders may be called
          ----------------
at any time by the Chairman of the Board of Directors, the President, or by a majority of the Board of Directors. Special meetings shall be held at such a time and place and on such date as shall be specified in the notice of the meeting.

     2.3  Place.  Annual or special meetings of shareholders may be held within
          -----
or without the State of Georgia.

     2.4  Notice.  Notice of annual or special shareholders meetings stating
          ------
place, day and hour of the meeting shall be given in writing not less than ten nor more than sixty days before the date of the meeting, either mailed to the last known address or personally given to each shareholder. Notice of any special meeting of shareholders shall state the purpose or purposes for which the meeting is called. The notice of any meeting at which amendments to or restatements of the articles of incorporation, merger or share exchange of the corporation, or the disposition of corporate assets requiring shareholder approval are to be considered shall state such purpose, and shall further comply with all requirements of law. Notice of a meeting may be waived by an instrument in writing executed before or after the meeting. The waiver need not specify the purpose of the meeting or the business transacted, unless one of the purposes of the meeting concerns a plan of merger or share exchange, in which event the waiver shall comply with the further requirements of law concerning such waivers. Attendance at such meeting in person or by proxy shall constitute a waiver of notice thereof.

     2.5  Quorum.  At all meetings of shareholders a majority of the outstanding
          ------
shares of stock shall constitute a quorum for the transaction of business, and no resolution or business shall be transacted without the favorable vote of the holders of a majority of the shares represented at the meeting and entitled to vote. A lesser number may adjourn from day to day, and shall announce the time and place to which the meeting is adjourned.

     2.6  Proxies; Required Vote.  At every meeting of the shareholders,
          ----------------------
including meetings of shareholders for the election of Directors, any shareholder having the right to vote shall be entitled to vote in person or by proxy, but no proxy shall be voted after eleven months from its date, unless said proxy provides for a longer period. Each shareholder shall have one vote for each share of stock having voting power, registered in his or her name on the books of the corporation. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, except as otherwise provided by law, by the Articles of Incorporation or by these bylaws.

     2.7  Presiding Officer and Secretary.  At every meeting of shareholders,
          -------------------------------
the Chairman or the President, or, if such officers shall not be present, then the person appointed by one of them shall preside. The Secretary or an Assistant Secretary, or if such officers shall not be present, the appointee of the presiding officer of the meeting, shall act as secretary of the meeting.

     2.8  Shareholder List.  The officer or agent having charge of the stock
          ----------------
transfer books of the corporation shall produce for inspection of any shareholder at, and continuously during, every meeting of the shareholders, a complete alphabetical list of shareholders showing the address and share holdings of each shareholder. If the record of shareholders readily shows such information, it may be produced in lieu of such a list.

     2.9  Conduct of Meetings.
          -------------------

          (a) All annual and special meetings of shareholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of statute and, as to matters not governed by such rules and procedures, as the presiding officer of such meeting shall determine. The presiding officer of any annual or special meeting of shareholders shall be the President or, in the President's absence, such person as designated by the Board of Directors. The Secretary, or in the Secretary's absence, a person designated by the presiding officer, shall act as secretary of the meeting.

          (b) At any annual meeting of shareholders, only such business shall be conducted as shall have been brought before the meeting (i) as specified in the notice of the meeting given by or at the direction of the Board of Directors,
(ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by any shareholder of the corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in paragraph (c).

          (c) For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice in writing to the Secretary of the corporation. To be timely, a shareholder's notice must be delivered or mailed to and received at the principal executive offices of the corporation not less than 30 days prior to the date of the annual meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by a shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the books of the corporation, of the shareholder proposing such business, (iii) the class and number of shares of the corporation's capital stock that are beneficially owned by such shareholder and (iv) any material interest of such shareholder in such business. Notwithstanding anything in these bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this paragraph
(c). The presiding officer at the annual meeting shall, if the facts so warrant, determine and declare to the meeting that a matter of business was not properly brought before the meeting in accordance with the provisions of this paragraph (c) and any such business so determined to be not properly brought before the meeting shall not be transacted.


                                 ARTICLE THREE
                                   DIRECTORS

     3.1  Management.  Subject to these bylaws, or any lawful agreement between
          ----------
the shareholders, the full and entire management of the affairs and business of the corporation shall be vested in the Board of Directors, which shall have and may exercise all of the powers that may be exercised or performed by the corporation.

     3.2  Number of Directors.  The Board of Directors shall consist of not less
          -------------------
than five (5) nor more than twenty-five (25) members. The number of Directors may be fixed or changed from time to time, within the minimum and maximum, by the shareholders by the affirmative vote of two-thirds (2/3) of the issued and outstanding shares of the corporation entitled to vote in an election of Directors, or by the Board of Directors by the affirmative vote of two-thirds (2/3) of all Directors then in office.

     3.3  Vacancies.  The Directors, even though less than a quorum, may fill
          ---------
any vacancy on the Board of Directors, including a vacancy created by an increase in the number of Directors. Such appointment by the Directors shall continue until the expiration of the term of the Director whose place has become vacant or, in the case of an increase in the number of Directors, until the next meeting of the shareholders.

     3.4  Election of Directors.  The Board of Directors shall be divided into
          ---------------------
three classes. One class of Directors shall be elected at each annual shareholders' meeting and shall serve staggered terms of three years each and until their successors are elected or qualified.

     3.5  Nominations of Directors.
          ------------------------

          (a) Only persons who are nominated in accordance with the procedures set forth in these bylaws shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the corporation may be made at any meeting of shareholders at which Directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section. The Board of Directors shall act as a nominating committee to select the management nominees for election as Directors.

          (b) Nominations, other than those management nominees made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the corporation. To be timely, a shareholder's notice shall be delivered or mailed to and received at the principal executive offices of the corporation not less than 30 days prior to the date of the meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting is mailed or such public disclosure was made. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a Director, all information relating to such person as required to be disclosed in solicitation of proxies for election of Directors pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (including such person's written consent to being named in a proxy statement as a nominee and to serving as a Director if elected); and (ii) as to the shareholder giving the notice (A) the name and address, as they appear on the books of the corporation, of such shareholder and (B) the class and number of shares of the corporation's capital stock that are beneficially owned by such shareholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the corporation unless nominated in accordance with the provisions of this Section. The officer presiding at the meeting shall, if the facts so warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Section and the defective nomination shall be disregarded.

     3.6  Removal.  Any Director may be removed from office, at a meeting with
          -------
respect to which notice of such purpose is given (a) without cause, only upon the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding shares of the corporation, and (b) with cause, only upon the affirmative vote of the holders of at least a majority of the issued and outstanding shares of the corporation represented at the meeting either in person or by proxy. For purposes of this Section 3.6, a Director may be removed for cause if (a) the Director has been convicted of a felony; (b) any bank regulatory authority having jurisdiction over the corporation requests or demands the removal; or (c) at least two-thirds (2/3) of the Directors of the corporation then in office, excluding the Director to be removed, determine that the Director's conduct has been inimical to the best interests of the corporation.

     3.7  Resignation.  Any Director may resign at any time either orally at any
          -----------
meeting of the Board of Directors or by so advising the Chairman of the Board of Directors or the President or by giving written notice to the corporation. A Director who resigns may postpone the effectiveness of his or her resignation to a future date or upon the occurrence of a future event specified in a written tender of resignation. If no time of effectiveness is specified therein, a resignation shall be effective upon tender. A vacancy shall be deemed to exist at the time a resignation is tendered, and the Board of Directors or the shareholders may, then or thereafter, elect a successor to take office when the resignation by its terms becomes effective.

     3.8  Compensation.  Directors may be allowed such compensation for their
          ------------
services as Directors as may from time to time be fixed by resolution of the Board of Directors.

     3.9  Honorary and Advisory Directors.  When a Director of the corporation
          -------------------------------
retires under the retirement policies of the corporation as established from time to time by the Board of Directors, such Director automatically shall become an Honorary Director of the corporation following his or her retirement. The Board of Directors of the corporation also may appoint any individual an Honorary Director, Director Emeritus, or member of any advisory board established by the Board of Directors. Any individual automatically becoming an Honorary Director or appointed an Honorary Director, Director Emeritus, or member of an advisory board as provided by this Section 3.9 may be compensated as provided in Section 3.8, but such individual may not vote at any meeting of the Board of Directors or be counted in determining a quorum as provided in
Section 5.5 and shall not have any responsibility or be subject to any liability imposed upon a Director, or otherwise be deemed a Director.


                                  ARTICLE FOUR
                                   COMMITTEES

     4.1  Executive Committee.
          -------------------

          (a) The Board of Directors may, by resolution adopted by a majority of the entire Board of Directors, designate an Executive Committee consisting of one or more Directors. Each Executive Committee member shall hold office until the first meeting of the Board of Directors after the annual meeting of shareholders and until the member's successor is elected and qualified, or until the member's death, resignation or removal, or until the member shall cease to be a Director.

          (b) During the intervals between the meetings of the Board of Directors, the Executive Committee may exercise all the authority of the Board of Directors; provided, however, that the Executive Committee shall not have the power to amend or repeal any resolution of the Board of Directors that by its terms shall not be subject to amendment or repeal by the Executive Committee, and the Executive Committee shall not have the authority of the Board of Directors in reference to (i) the amendment of the Articles of Incorporation or bylaws of the corporation; (ii) the adoption of a plan of merger or consolidation; (iii) the sale, lease, exchange or other disposition of all or substantially all the property and assets of the corporation; or (iv) a voluntary dissolution of the corporation or the revocation of any such voluntary dissolution.

          (c) The Executive Committee shall meet from time to time on call of the Chairman of the Board of Directors or the President or of any two or more members of the Executive Committee. Meetings of the Executive Committee may be held at such place or places, within or without the State of Georgia, as the Executive Committee shall determine or as may be specified or fixed in the respective notices or waivers of such meetings. The Executive Committee may fix its own rules of procedure, including provision for notice of its meetings. It shall keep a record of its proceedings and shall report these proceedings to the Board of Directors at the meeting thereof held next after they have been taken, and all such proceedings shall be subject to revision or alteration by the Board of Directors except to the extent that action shall have been taken pursuant to or in reliance upon such proceedings prior to any such revision or alteration.

          (d) The Executive Committee shall act by majority vote of its members; provided, however, that contracts or transactions of and by the corporation in which officers or Directors of the corporation are interested shall require the affirmative vote of a majority of the disinterested members of the Executive Committee at a meeting of the Executive Committee at which the material facts as to the interest and as to the contract or transaction are disclosed or known to the members of the Executive Committee prior to the vote.

          (e) Members of the Executive Committee may participate in committee proceedings by means of conference telephone or similar communications equipment by means of which all persons participating in the proceedings can hear each other, and such participation shall constitute presence in person at such proceedings.

          (f) The Board of Directors, by resolution adopted in accordance with paragraph (a) of this section, may designate one or more Directors as alternate members of the Executive Committee who may act in the place and stead of any absent member or members at any meeting of said committee.

     4.2  Other Committees.  The Board of Directors, by resolution adopted by a
          ----------------
majority of the entire Board of Directors, may designate one or more additional committees, each committee to consist of one or more of the Directors of the corporation, which shall have such name or names and shall have and may exercise such powers of the Board of Directors, except the powers denied to the Executive Committee, as may be determined from time to time by the Board of Directors. Such committees shall provide for their own rules of procedure, subject to the same restrictions thereon as provided above for the Executive Committee.

     4.3  Removal.  The Board of Directors shall have power at any time to
          -------
remove any member of any committee, with or without cause, and to fill vacancies in and to dissolve any such committee.


                                  ARTICLE FIVE
                       MEETINGS OF THE BOARD OF DIRECTORS

     5.1  Time and Place.  Meetings of the Board of Directors may be held at any
          --------------
place either within or without the State of Georgia.

     5.2  Regular Meetings.  Regular meetings of the Board of Directors may be
          ----------------
held without notice at such time and place, within or without the State of Georgia, as shall be determined by the Board of Directors from time to time.

     5.3  Special Meetings.  Special meetings of the Board of Directors may be
          ----------------
called by the Chairman of the Board of Directors or the President on not less than one day's notice by mail, telegram, cablegram, personal delivery or telephone to each Director and shall be called by the Chairman of the Board of Directors or the President in like manner and on like notice on the written request of any two or more Directors. Any such special meeting shall be held at such time and place, within or without the State of Georgia, as shall be stated in the notice of the meeting.

     5.4  Content and Waiver of Notice.  No notice of any meeting of the Board
          ----------------------------
of Directors need state the purposes thereof, except as may be otherwise provided in these bylaws. Notice of any meeting may be waived by an instrument in writing executed before or after the meeting. Attendance in person at any such meeting shall constitute a waiver of notice thereof unless the Director at the beginning of the meeting (or promptly upon his or her arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

     5.5  Quorum; Participation by Telephone.  At all meetings of the Board of
          ----------------------------------
Directors, the presence of a majority of the authorized number of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business. Directors may participate in any meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by means of such communications equipment shall constitute the presence in person at such meeting. Except as may be otherwise specifically provided by law, the Articles of Incorporation or these bylaws, all resolutions adopted and all business transacted by the Board of Directors shall require the affirmative vote of a majority of the Directors present at the meeting. In the absence of a quorum, a majority of the Directors present at any meeting may adjourn the meeting from time to time until a quorum is present. Notice of any adjourned meeting need only be given by announcement at the meeting at which the adjournment is taken.

     5.6  Action in Lieu of Meeting.  Any action required or permitted to be
          -------------------------
taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the Board of Directors and upon compliance with any further requirements of law pertaining to such consents.

     5.7  Interested Directors and Officers.  An interested Director or officer
          ---------------------------------
is one who is a party to a contract or transaction with the corporation or who is an officer or Director of, or has a financial interest in, another corporation, partnership or association which is a party to a contract or transaction with the corporation. Contracts and transactions between the corporation and one or more interested Directors or officers shall not be void or voidable solely because of the involvement or vote of such interested persons as long as (a) the contract or transaction is approved in good faith by the Board of Directors or appropriate committee by the affirmative vote of a majority of disinterested Directors, even if the disinterested Directors be less than a quorum, at a meeting of the Board of Directors or committee at which the material facts as to the interested person or persons and the contract or transaction are disclosed or known to the Board of Directors or committee prior to the vote; or (b) the contract or transaction is approved in good faith by the shareholders after the material facts as to the interested person or persons and the contract or transaction have been disclosed to them; or (c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, committee or shareholders. Interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee which authorizes the contract or transaction.


                                  ARTICLE SIX
                         OFFICERS, AGENTS AND EMPLOYEES

     6.1  General Provisions.  The officers of the corporation shall be a
          ------------------
President and a Secretary, and may include a Treasurer, Chairman of the Board of Directors, one or more Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. The officers shall be elected by the Board of Directors at the first meeting of the Board of Directors after the annual meeting of the shareholders in each year or shall be appointed as provided in these bylaws. The Board of Directors may elect other officers, agents and employees, who shall have such authority and perform such duties as may be prescribed by the Board of Directors. All officers shall hold office until the meeting of the Board of Directors following the next annual meeting of the shareholders after their election or appointment and until their successors shall have been elected or appointed and shall have qualified. Any two or more offices may be held by the same person. Any officer, agent or employee of the corporation may be removed by the Board of Directors with or without cause. Removal without cause shall be without prejudice to such person's contract rights, if any, but the election or appointment of any person as an officer, agent or employee of the corporation shall not of itself create contract rights. The compensation of officers, agents and employees elected by the Board of Directors shall be fixed by the Board of Directors or by a committee thereof, and this power may also be delegated to any officer, agent or employee as to persons under his or her direction or control. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

     6.2  Powers and Duties of the Chairman of the Board of Directors and the
          -------------------------------------------------------------------
President.  The powers and duties of the Chairman of the Board of Directors and
---------
the President, subject to the supervision and control of the Board of Directors, shall be those usually appertaining to their respective offices and whatever other powers and duties are prescribed by these bylaws or by the Board of Directors.

          (a) The Chairman of the Board of Directors shall preside at all
                  ----------------------------------
meetings of the Board of Directors and at all meetings of the shareholders. The Chairman of the Board shall perform such other duties as the Board of Directors may from time to time direct.

          (b) The President shall, unless otherwise provided by the Board of
                  ---------
Directors, be the chief executive officer of the corporation. The President shall have general charge of the business and affairs of the corporation and shall keep the Board of Directors fully advised. The President shall employ and discharge employees and agents of the corporation, except such as shall be elected by the Board of Directors, and he or she may delegate these powers. The President shall have such powers and perform such duties as generally pertain to the office of the President, as well as such further powers and duties as may be prescribed by the Board of Directors. The President may vote the shares or other securities of any other domestic or foreign corporation of any type or kind which may at any time be owned by the corporation, may execute any shareholders' or other consents in respect thereof and may in his or her discretion delegate such powers by executing proxies, or otherwise, on behalf of the corporation. The Board of Directors, by resolution from time to time, may confer like powers upon any other person or persons.

     6.3  Powers and Duties of Vice Presidents.  Each Vice President shall have
          ------------------------------------
such powers and perform such duties as the Board of Directors or the President may prescribe and shall perform such other duties as may be prescribed by these bylaws. In the absence or inability to act of the President, unless the Board of Directors shall otherwise provide, the Vice President who has served in that capacity for the longest time and who shall be present and able to act, shall perform all duties and may exercise any of the powers of the President. The performance of any such duty by a Vice President shall be conclusive evidence of his or her power to act.

     6.4  Powers and Duties of the Secretary.  The Secretary shall have charge
          ----------------------------------
of the minutes of all proceedings of the shareholders and of the Board of Directors and shall keep the minutes of all their meetings at which he or she is present. Except as otherwise provided by these bylaws, the Secretary shall attend to the giving of all notices to shareholders and Directors. He or she shall have charge of the seal of the corporation, shall attend to its use on all documents the execution of which on behalf of the corporation under its seal is duly authorized and shall attest the same by his or her signature whenever required. The Secretary shall have charge of the record of shareholders of the corporation, of all written requests by shareholders that notices be mailed to them at an address other than their addresses on the record of shareholders, and of such other books and papers as the Board of Directors may direct. Subject to the control of the Board of Directors, the Secretary shall have all such powers and duties as generally are incident to the position of Secretary or as may be assigned to the Secretary by the President or the Board of Directors.

     6.5  Powers and Duties of the Treasurer.  The Treasurer shall have charge
          ----------------------------------
of all funds and securities of the corporation, shall endorse the same for deposit or collection when necessary and deposit the same to the credit of the corporation in such banks or depositaries as the Board of Directors may authorize. The Treasurer may endorse all commercial documents requiring endorsements for or on behalf of the corporation and may sign all receipts and all commercial documents requiring endorsements for or on behalf of the corporation and may sign all receipts and vouchers for payments made to the corporation. The Treasurer shall have all such powers and duties as generally are incident to the position of Treasurer or as may be assigned to the Treasurer by the President or by the Board of Directors.

     6.6  Appointment, Powers and Duties of Assistant Secretaries.  Assistant
          -------------------------------------------------------
Secretaries may be appointed by the President or elected by the Board of Directors. In the absence or inability of the Secretary to act, any Assistant Secretary may perform all the duties and exercise all the powers of the Secretary. The performance of any such duty shall be conclusive evidence of the Assistant Secretary's power to act. An Assistant Secretary shall also perform such other duties as the Secretary or the Board of Directors may assign to him or her.

     6.7  Appointment, Powers and Duties of Assistant Treasurers.  Assistant
          ------------------------------------------------------
Treasurers may be appointed by the President or elected by the Board of Directors. In the absence or inability of the Treasurer to act, an Assistant Treasurer may perform all the duties and exercise all the powers of the Treasurer. The performance of any such duty shall be conclusive evidence of the Assistant Treasurer's power to act. An Assistant Treasurer shall also perform such other duties as the Treasurer or the Board of Directors may assign to him or her.

     6.8  Delegation of Duties.  In case of the absence of any officer of the
          --------------------
corporation, or for any other reason that the Board of Directors may deem sufficient, the Board of Directors (or in the case of Assistant Secretaries or Assistant Treasurers only, the President) may confer for the time being the powers and duties, or any of them, of such officer upon any other officer or elect or appoint any new officer to fill a vacancy created by death, resignation, retirement or termination of any officer. In such latter event such new officer shall serve until the next annual election of officers.


                                 ARTICLE SEVEN
                                 CAPITAL STOCK

     7.1  Certificates.
          ------------

          (a) The interest of each shareholder shall be evidenced by a certificate or certificates representing shares of the corporation which shall be in such form as the Board of Directors may from time to time adopt and shall be numbered and shall be entered in the books of the corporation as they are issued. Each certificate representing shares shall set forth upon the face thereof the following:

               (i)    the name of this corporation;

               (ii) that the corporation is organized under the laws of the State of Georgia;

               (iii) the name or names of the person or persons to whom the certificate is issued;

               (iv) the number and class of shares, and the designation of the series, if any, which the certificate represents; and

               (v) if any shares represented by the certificate are nonvoting shares, a statement or notation to that effect; and, if the shares represented by the certificate are subordinate to shares of any other class or series with respect to dividends or amounts payable on liquidation, the certificate shall further set forth on either the face or back thereof a clear and concise statement to that effect.

          (b) Each certificate shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of the corporation or a facsimile thereof. If a certificate is countersigned by a transfer agent or registered by a registrar, other than the corporation itself or an employee of the corporation, the signature of any such officer of the corporation may be a facsimile. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates may nevertheless be delivered as though the person or persons who signed such certificate or certificates or whose facsimile signatures shall have been used thereon had not ceased to be such officer or officers.

     7.2  Shareholder List.  The corporation shall keep or cause to be kept a
          ----------------
record of the shareholders of the corporation which readily shows, in alphabetical order or by alphabetical index, and by classes or series of stock, if any, the names of the shareholders entitled to vote, with the address of and the number of shares held by each. Said record shall be presented and kept open at all meetings of the shareholders.

     7.3  Transfer of Shares.  Transfers of stock shall be made on the books of
          ------------------
the corporation only by the person named in the certificate, or by power of attorney lawfully constituted in writing, and upon surrender of the certificate, or in the case of a certificate alleged to have been lost, stolen or destroyed, upon compliance with the provisions of Section 7.7 of these bylaws.

     7.4  Record Dates.  For the purpose of determining shareholders entitled to
          ------------
notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date to be not more than seventy days and, in case of a meeting of shareholders, not less than ten days, prior to the date on which the particular action requiring such determination of shareholders is to be taken.

     7.5  Registered Owner.  The corporation shall be entitled to treat the
          ----------------
holder of record of any share of stock of the corporation as the person entitled to vote such share, to receive any dividend or other distribution with respect to such share, and for all other purposes and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     7.6  Transfer Agent and Registrars.  The Board of Directors may appoint one
          -----------------------------
or more transfer agents and one or more registrars and may require each stock certificate to bear the signature or signatures of a transfer agent or a registrar or both.

     7.7  Lost Certificates.  Any person claiming a certificate of stock to be
          -----------------
lost, stolen or destroyed shall make an affidavit or affirmation of the fact in such manner as the Board of Directors may require and, if the Directors so require, shall give the corporation a bond of indemnity in form and amount and with one or more sureties satisfactory to the Board of Directors, whereupon an appropriate new certificate may be issued in lieu of the certificate alleged to have been lost, stolen or destroyed.

     7.8  Fractional Shares or Scrip.  The corporation may, when and if
          --------------------------
authorized so to do by its Board of Directors, issue certificates for fractional shares or scrip in order to effect share transfers, share distributions or reclassifications, mergers, consolidations or reorganizations. Holders of fractional shares shall be entitled, in proportion to their fractional holdings, to exercise voting rights, receive dividends and participate in any of the assets of the corporation in the event of liquidation. Holders of scrip shall not, unless expressly authorized by the Board of Directors, be entitled to exercise any rights of a shareholder of the corporation, including voting rights, dividend rights or the right to participate in any assets of the corporation in the event of liquidation. In lieu of issuing fractional shares or scrip, the corporation may pay in cash the fair value of fractional interests as determined by the Board of Directors; and the Board of Directors may adopt resolutions regarding rights with respect to fractional shares or scrip as it may deem appropriate, including without limitation the right for persons entitled to receive fractional shares to sell such fractional shares or purchase such additional fractional shares as may be needed to acquire one full share, or sell such fractional shares or scrip for the account of such persons.


                                 ARTICLE EIGHT
                   BOOKS AND RECORDS; SEAL; ANNUAL STATEMENTS

     8.1  Inspection of Books and Records.  (a) Any person who shall be the
          -------------------------------
holder of record of, or authorized in writing by the holders of record of, at least two (2%) percent of the outstanding shares of any class or series of the corporation, upon written demand stating the purpose thereof, shall have the right to examine in person or by agent or attorney, at any reasonable time or times, for any proper purpose, the books and records of account, minutes and record of shareholders and to make extracts therefrom.

          (b) A shareholder may inspect and copy the records described in the immediately preceding paragraph only if (i) his or her demand is made in good faith and for a proper purpose that is reasonably relevant to his or her legitimate interest as a shareholder; (ii) the shareholder describes with reasonable particularity his or her purpose and the records he or she desires to inspect; (iii) the records are directly connected with the stated purpose; and
(iv) the records are to be used only for that purpose.

          (c) If the Secretary or a majority of the corporation's Board of Directors or Executive Committee members find that the request is proper, the Secretary shall promptly notify the shareholder of the time and place at which the inspection may be conducted.

          (d) If said request is found by the Secretary, the Board of Directors or the Executive Committee to be improper, the Secretary shall so notify the requesting shareholder on or prior to the date on which the shareholder requested to conduct the inspection. The Secretary shall specify in said notice the basis for the rejection of the shareholder's request.

          (e) The Secretary, the Board of Directors and the Executive Committee shall at all times be entitled to rely on the corporate records in making any determination hereunder.

     8.2  Seal.  The corporate seal shall be in such form as the Board of
          ----
Directors may from time to time determine. In the event it is inconvenient to use such a seal at any time, the signature of the corporation followed by the word "Seal" enclosed in parentheses or scroll shall be deemed the seal of the corporation.

     8.3  Annual Statements.  Not later than four months after the close of each
          -----------------
fiscal year, and in any case prior to the next annual meeting of shareholders, the corporation shall prepare:

          (a) A balance sheet showing in reasonable detail the financial condition of the corporation as of the close of its fiscal year, and

          (b) A profit and loss statement showing the results of its operations during its fiscal year. Upon written request, the corporation promptly shall mail to any shareholder of record a copy of its most recent balance sheet and profit and loss statement.


                                  ARTICLE NINE
                                INDEMNIFICATION

     9.1  Definitions.  As used in this Article Nine, the term:
          -----------

          (a) "Corporation" includes any domestic or foreign predecessor entity of the corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

          (b) "Director" means an individual who is or was a Director of the corporation or an individual who, while a Director of the corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. A Director is considered to be serving an employee benefit plan at the corporation's request if the Director's duties to the corporation also impose duties on, or otherwise involve services by him or her to the plan or to participants in or beneficiaries of the plan. Director includes, unless the context requires otherwise, the estate or personal representative of a Director.

          (c) "Expenses" include attorneys' fees.

          (d) "Liability" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expenses incurred with respect to a proceeding.

          (e) "Party" includes an individual who was, is, or is threatened to be made a defendant or respondent in a proceeding.

          (f) "Proceeding" means any threatened, pending, or completed action, suit, or other Proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

     9.2  Authority to Indemnify.
          ----------------------

          (a) Except as provided in subsections (d) and (e) of this Section 9.2, the corporation shall indemnify or obligate itself to indemnify an individual made a party to a proceeding because the individual is or was a Director against liability incurred in the proceeding if the individual acted in a manner he or she believed in good faith to be in or not opposed to the best interests of the corporation and, in the case of any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful.

          (b) A Director's conduct with respect to an employee benefit plan for a purpose he or she believed in good faith to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection (a) of this Section 9.2.

          (c) The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendre or its equivalent is not, of itself, determinative that the Director did not meet the standard of conduct set forth in subsection (a) of this Section 9.2.

          (d) A corporation may not indemnify a Director under this Section 9.2:

               (i) In connection with a proceeding by or in the right of the corporation in which the Director was adjudged liable to the corporation; or

               (ii) In connection with any other proceeding in which the Director was adjudged liable on the basis that personal benefit was improperly received by him or her.

          (e) Indemnification permitted under this Section 9.2 in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

     9.3  Mandatory Indemnification.  To the extent that a Director has been
          -------------------------
successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party, or in defense of any claim, issue, or matter therein, because he or she is or was a Director of the corporation, the corporation shall indemnify the Director against reasonable expenses incurred by him or her in connection with the proceeding.

     9.4  Advance for Expenses.
          --------------------

          (a) The corporation shall pay for or reimburse the reasonable expenses incurred by a Director who is a party to a proceeding in advance of final disposition of the proceeding if:

               (i) The Director furnishes the corporation with a written affirmation of the Director's good faith belief that he or she has met the standard of conduct set forth in Section 9.1(a); and

               (ii) The Director furnishes the corporation with a written undertaking, executed personally or on the Director's behalf, to repay any advances if it is ultimately determined that he or she is not entitled to indemnification.

          (b) The undertaking required by this Section 9.4(a)(ii) must be an unlimited general obligation of the Director but need not be secured and may be accepted without reference to financial ability to make repayment.

     9.5  Court-Ordered Indemnification and Advances for Expenses.  A Director
          -------------------------------------------------------
of the corporation who is a party to a proceeding may apply for indemnification or advances for expenses to the court conducting the proceeding or to another court of competent jurisdiction.

     9.6  Determination of Indemnification.
          --------------------------------

          (a) The corporation may not indemnify a Director under Section 9.2 unless authorized thereunder and a determination has been made in the specific case that indemnification of the Director is permissible in the circumstances because the Director has met the standard of conduct set forth in Section 9.2.(a).

          (b) The determination shall be made:

               (i) By the Board of Directors by majority vote of a quorum consisting of Directors not at the time parties to the proceeding;

               (ii) If a quorum cannot be obtained under paragraph (b)(i) of this Section, by majority vote of a committee duly designated by the Board of Directors (in which designation Directors who are parties may participate), consisting solely of two or more Directors not at the time parties to the proceeding;

               (iii)  By special legal counsel:

                         (A) Selected by the Board of Directors or its committee in the manner prescribed in paragraphs (b)(i) or (ii) of this Section; or

                         (B) If a quorum of the Board of Directors cannot be obtained under paragraph (b)(i) of this Section and a committee cannot be designated under paragraph (b)(ii) of this Section, selected by majority vote of the full Board of Directors (in which selection Directors who are parties may participate); or

               (iv) By the shareholders, but shares owned by or voted under the control of Directors who are at the time parties to the proceeding may not be voted on the determination.

     9.7  Authorization of Indemnification.  Authorization of indemnification or
          --------------------------------
an obligation to indemnify and evaluation as the reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled under Section 9.6(b)(iii) to select counsel.

          9.8  Shareholder Approved Indemnification.
               ------------------------------------

               (a) If authorized by the articles of incorporation or a bylaw, contract, or resolution approved or ratified by the shareholders by a majority of the votes entitled to be cast, the corporation may indemnify or obligate itself to indemnify a Director made a party to a proceeding including a proceeding brought by or in the right of the corporation, without regard to the limitations in this Article Nine.

               (b) The corporation shall not indemnify a Director under this
     Section 9.8 for any liability incurred in a proceeding in which the Director is adjudged liable to the corporation or is subjected to injunctive relief in favor of the corporation:

               (i) For any appropriation, in violation of the Director's duties, of any business opportunity of the corporation;

               (ii) For acts or omissions which involve intentional misconduct or a knowing violation of law;

               (iii) For the types of liability set forth in Section 14-2-832 of the Georgia Business Corporation Code dealing with illegal or unauthorized distibutions of corporate assets, whether as dividends or in liquidation of the corporation or otherwise; or
               (iv) For any transaction from which the Director received an improper material, tangible benefit.

     9.9  Indemnification of Officers, Employees, and Agents.
          --------------------------------------------------

          (a) An officer of the corporation who is not a Director is entitled to indemnification and advancement of expenses under this Article Nine as if the officer were a Director.

          (b) The corporation may also indemnify and advance expenses to an employee or agent who is not a Director to the extent, consistent with public policy, provided by specific action of its Board of Directors or by contract.

     9.10 Insurance.  The corporation may purchase and maintain insurance on
          ---------
behalf of an individual who is or was a Director, officer, employee, or agent of the corporation or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a director, officer, employee, or agent whether or not the corporation would have power to indemnify him or her against the same liability under Section 9.2 or Section 9.3.

     9.11 Continuation of Expenses.  The indemnification and advancement of
          ------------------------
expenses provided by or granted pursuant to this Article Nine shall continue as to a person who has ceased to be a Director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.


                                  ARTICLE TEN
                           NOTICES: WAIVERS OF NOTICE

     10.1 Notices.  Except as otherwise specifically provided in these bylaws,
          -------
whenever under the provisions of these bylaws notice is required to be given to any shareholder, Director or officer, it shall not be construed to mean personal notice, but such notice may be given by personal notice, by telegram or cablegram, or by mail by depositing the same in the post office or letter box in a postage prepaid sealed wrapper, addressed to such shareholder, Director or officer at such address as appears on the books of the corporation, and such notice shall be deemed to be given at the time when the same shall be thus sent or mailed.

     10.2 Waivers of Notice.  Except as otherwise provided in these bylaws, when
          -----------------
any notice is required to be given by law, by the Articles of Incorporation or by these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. In the case of a shareholder, such waiver of notice may be signed by the shareholder's attorney or proxy duly appointed in writing.

                                 ARTICLE ELEVEN
                                EMERGENCY POWERS

          11.1  Bylaws.  The Board of Directors may adopt emergency bylaws,
                ------
subject to repeal or change by action of the shareholders, which shall, notwithstanding any provision of law, the Articles of Incorporation or these Bylaws, be operative during any emergency in the conduct of the business of the corporation resulting from an attack on the United States or on a locality in which the corporation conducts its business or customarily holds meeting of its Board of Directors or its shareholders, or during any nuclear or atomic disaster, or during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee thereof cannot readily be convened for action. The emergency bylaws may make any provision that may be practical and necessary for the circumstances of the emergency.

          11.2  Lines of Succession.  The Board of Directors, either before or
                -------------------
during any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the corporation shall for any reason be rendered incapable of discharging their duties.

          11.3  Head Office.  The Board of Directors, either before or during
                -----------
any such emergency, may (effective during the emergency) change the head office or designate several alternative head offices or regional offices, or authorize the officers to do so.

          11.4  Period of Effectiveness.  To the extent not inconsistent with
                -----------------------
any emergency bylaws so adopted, these bylaws shall remain in effect during any such emergency and upon its termination, the emergency bylaws shall cease to be operative.

          11.5  Notices.  Unless otherwise provided in emergency bylaws, notice
                -------
of any meeting of the Board of Directors during any such emergency may be given only to such of the Directors as it may be feasible to reach at the time, and by such means as may be feasible at the time, including publication, radio or television.

          11.6  Officers as Directors Pro Tempore.  To the extent required to
                ---------------------------------
constitute a quorum at any meeting of the Board of Directors during any such emergency, the officers of the corporation who are present shall, unless otherwise provided in emergency bylaws, be deemed, in order of rank and within the same rank in order of seniority, Directors for such meeting.

          11.7  Liability of Officers, Directors and Agents.  No officer,
                -------------------------------------------
Director, agent or employee acting in accordance with any emergency bylaw shall be liable except for willful misconduct. No officer, Director, agent or employee shall be liable for any action taken by him or her in good faith in such an emergency in furtherance of the ordinary business affairs of the corporation even though not authorized by the bylaws then in effect.

                                 ARTICLE TWELVE
                          CHECKS, NOTES, DRAFTS, ETC.

          Checks, notes, drafts, acceptances, bills of exchange and other orders or obligations for the payment of money shall be signed by such officer or officers or person or persons as the Board of Directors by resolution shall from time to time designate.

                                ARTICLE THIRTEEN
                                   AMENDMENTS

          The bylaws of the corporation may be altered or amended and new bylaws may be adopted by the shareholders at any annual or special meeting of the shareholders or by the Board of Directors at any regular or special meeting of the Board of Directors; provided, however, that, if such action is to be taken at a meeting of the shareholders, notice of the general nature of the proposed change in the bylaws shall be given in the notice of meeting. The shareholders may provide by resolution that any bylaw provision repealed, amended, adopted, or altered by them may not be repealed, amended, adopted or altered by the Board of Directors. Except as otherwise provided in the Articles of Incorporation, action by the shareholders with respect to bylaws shall be taken by an affirmative vote of a majority of all shares entitled to elect Directors, and action by the Board of Directors with respect to bylaws shall be taken by an affirmative vote of a majority of all Directors then holding office.